UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2024

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange

Item 8.01 Other Events.

On April 5, 2024, Enbridge Inc. (the “Corporation”) completed the offering of US$750,000,000 aggregate principal amount of its 5.250% Senior Notes due 2027 (the “2027 Notes”), US$750,000,000 aggregate principal amount of its 5.300% Senior Notes due 2029 (the “2029 Notes”), US$1,200,000,000 aggregate principal amount of its 5.625% Senior Notes due 2034 (the “2034 Notes”) and US$800,000,000 aggregate principal amount of its 5.950% Senior Notes due 2054 (the “2054 Notes” and, together with the 2027 Notes, the 2029 Notes and the 2034 Notes, the “Notes”). The Notes are fully and unconditionally guaranteed by Enbridge Energy Partners, L.P. and Spectra Energy Partners, LP (together, the “Guarantors”), each of which is an indirect, wholly-owned subsidiary of the Corporation.

The Notes were offered pursuant to the Corporation’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on July 29, 2022 (Reg. No. 333-266405) (the “Registration Statement”).

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference into this Item 8.01 and the Registration Statement:

•	Underwriting Agreement, dated April 2, 2024, between the Corporation, the Guarantors and the underwriters party thereto.
•	Officers’ Certificate of the Corporation, dated April 5, 2024.
•	Form of Global Note representing the 2027 Notes.
•	Form of Global Note representing the 2029 Notes.
•	Form of Global Note representing the 2034 Notes.
•	Form of Global Note representing the 2054 Notes.
•	Opinion of Sullivan & Cromwell LLP, U.S. counsel for the Corporation, as to the validity of the Notes and related guarantees.
•	Opinion of McCarthy Tétrault LLP, Canadian counsel for the Corporation, as to the validity of the Notes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated April 2, 2024, between the Corporation, the Guarantors and the underwriters party thereto.
4.1	Officers’ Certificate of the Corporation, dated April 5, 2024.
4.2	Form of Global Note representing the 2027 Notes (included in Exhibit 4.1).
4.3	Form of Global Note representing the 2029 Notes (included in Exhibit 4.1).
4.4	Form of Global Note representing the 2034 Notes (included in Exhibit 4.1).
4.5	Form of Global Note representing the 2054 Notes (included in Exhibit 4.1).
5.1	Opinion of Sullivan & Cromwell LLP, U.S. counsel for the Corporation, as to the validity of the Notes and related guarantees.
5.2	Opinion of McCarthy Tétrault LLP, Canadian counsel for the Corporation, as to the validity of the Notes.
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1 above).
23.2	Consent of McCarthy Tétrault LLP (included in Exhibit 5.2 above).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: April 5, 2024	By:	/s/ Karen K.L. Uehara
Karen K.L. Uehara Vice President, Corporate & Corporate Secretary (Duly Authorized Officer)